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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of report (Date of earliest event reported): March 3, 2000

                       VERTEX PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                            (State of incorporation)

                  000-19319                   04-3039129
             (Commission File No.) (IRS Employer Identification No.)

                               130 Waverly Street
                               Cambridge, MA 02139
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (617) 577-6000



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Item 5.   OTHER EVENTS

On March 3, 2000, Vertex Pharmaceuticals Incorporated announced its intention to offer $200 million aggregate principal amount of convertible subordinated notes (plus an additional amount of $30 million to cover over-allotments, if any). A press release relating to the offering is attached hereto as Exhibit 99.1.

On March 9, 2000, Vertex announced the sale to certain initial purchasers of $175.0 million of convertible subordinated notes (plus an additional amount of $26.25 million to cover over-allotments, if any). A press release relating to the sale of the notes is attached hereto as Exhibit 99.2.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)   Exhibits

99.1     Press Release dated March 3, 2000.

99.2     Press Release dated March 9, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       VERTEX PHARMACEUTICALS INCORPORATED

Dated:  March 27, 2000         By:/s/ Thomas G. Auchincloss, Jr.
                                  -----------------------------------
                                  Thomas G. Auchincloss, Jr.
                                  Vice President, Finance



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EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------


99.1 Press Release dated March 3, 2000, titled, "Vertex Announces $200 Million Private Offering of Convertible Subordinated Notes."

99.2            Press Release dated March 9, 2000, titled "Vertex
                Pharmaceuticals Raises $175 Million in Convertible Subordinated Debt Placement."


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